Exhibit 99.1

Joe Diaz	Beth Kaplan
Investor Relations, Lytham Partners	Public Relations Director, Accuray
+1 (602) 717-7804	+1 (408) 789-4426
jdiaz@accuray.com	bkaplan@accuray.com

Accuray Announces Preliminary First Quarter Fiscal 2022 Financial Results and

Raises FY22 Revenue Guidance to range between $420 million to $427 million

SUNNYVALE, Calif., October 21, 2021 — Accuray Incorporated (NASDAQ: ARAY), today announced preliminary financial results for the first quarter of fiscal 2022 ended September 30, 2021.

Accuray is currently finalizing its financial results for the first quarter of fiscal 2022. While complete financial information and operating data are not yet available, set forth below are certain preliminary financial results for said period, which are subject to final adjustments based on completion of the company’s quarter-end closing procedures and other developments that may arise between now and the time such financial results are finalized. Based on the preliminary results, management expects:

•	Record first quarter revenue of approximately $107.4 million compared to $85.3 million as of September 30, 2020, representing 26 percent year-over-year growth
•	Gross orders of $70.0 million for the quarter, an increase of 39 percent from the same period last year
•	GAAP net loss range of $2.0 million to $1.0 million. Adjusted EBITDA range of $4.5 million to $5.5 million for the quarter

Accuray has also updated its guidance for fiscal year 2022 as follows:

•	Revenue for the full year of fiscal 2022 is expected to range between $420 million to $427 million
•	Adjusted EBITDA for the full year of fiscal 2022 in the range of $33 million to $35 million

First Quarter Fiscal 2022 Conference Call and Webcast

Accuray will host a conference call and live webcast after the market closes on Wednesday, November 3, 2021 at 1:30 p.m. PT/4:30 p.m. ET to discuss final first quarter fiscal 2022 results and provide a business and financial update as well as recent corporate developments. Conference call dial-in information is as follows:

•	U.S. callers: (833) 316-0563
•	International callers: (412) 317-5747

Individuals interested in listening to the live conference call via the Internet may do so by logging on to the Investor Relations section of Accuray’s website: www.accuray.com.

In addition, a taped replay of the conference call will be available beginning approximately one hour after the call’s conclusion and will be available for seven days. The replay number is (877) 344-7529 (USA), or (412) 317-0088 (International), Conference ID: 10161091. An archived webcast will also be available at Accuray’s website until Accuray announces its results for the second quarter of fiscal 2022.

About Accuray

Accuray Incorporated (Nasdaq: ARAY) is committed to expanding the powerful potential of radiation therapy to improve as many lives as possible. We invent unique, market-changing solutions that are designed to deliver radiation treatments for even the most complex cases—while making commonly treatable cases even easier—to meet the full spectrum of patient needs. We are dedicated to continuous innovation in radiation therapy for oncology, neuro-radiosurgery, and beyond, as we partner with clinicians and administrators, empowering them to help patients get back to their lives, faster. Accuray is headquartered in Sunnyvale, California, with facilities worldwide.

Use of Non-GAAP Financial Measures

Accuray has supplemented its GAAP net loss with a non-GAAP measure of adjusted earnings before interest, taxes, depreciation, amortization and stock-based compensation (“adjusted EBITDA”).  The calculation of adjusted EBITDA also excludes certain non-recurring, irregular and one-time items. Management believes that this non-GAAP financial measure provides useful supplemental information to management and investors regarding the performance of the company and facilitates a meaningful comparison of results for current periods with previous operating results.  A reconciliation of GAAP net income (loss) (the most directly comparable GAAP measure) to non-GAAP adjusted EBITDA is provided in the schedules below.

There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.  These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures.  Investors and potential investors should consider non-GAAP financial measures only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP.

Safe Harbor Statement

Statements made in this press release that are not statements of historical fact are forward-looking statements and are subject to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release relate, but are not limited, to the company's future results of operations, including expectations regarding the company’s preliminary results for the first quarter fiscal 2022, including quarterly revenue, gross orders and adjusted EBITDA, and expectations regarding adjusted EBITDA and revenue for the full year of fiscal 2022. These forward-looking statements involve risks and uncertainties. If any of these risk or uncertainties materialize, or if any of the company's assumptions prove incorrect, actual results could differ materially from the results express or implied by these forward-looking statements.  These risks and uncertainties include, but are not limited to, the effect of the COVID-19 pandemic on the operations of the company; the company's ability to achieve widespread market acceptance of its products; the company’s ability to develop new products or enhance existing products to meet customers’ needs and compete favorably in the market; the company’s ability to realize the expected benefits of the joint venture; risks inherent in international operations; the company's ability to effectively manage its growth; the company's ability to maintain or increase its gross margins on product sales and services; delays in regulatory approvals or in the development or release of new offerings; the company's ability to meet the covenants under its credit facilities; the company's ability to convert backlog to revenue; and such other risks identified under the heading "Risk Factors" in the company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the "SEC") on August 17, 2021 and as updated periodically with the company's other filings with the SEC.

Forward-looking statements speak only as of the date the statements are made and are based on information available to the company at the time those statements are made and/or management's good faith belief as of that time with respect to future events.  The company assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not put undue reliance on any forward-looking statements.

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Accuray Incorporated

Forward-Looking Guidance

Reconciliation of Preliminary Net Income (Loss) to Preliminary Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA)

(in thousands)

(Unaudited)

	Three Months Ending September 30, 2021
	From	To
GAAP net income (loss)	$(2,000)	$(1,000)
Depreciation and amortization (a)	1,500	1,500
Stock-based compensation	2,500	2,500
Interest expense, net (b)	2,100	2,100
Provision for income taxes	400	400
Adjusted EBITDA	$4,500	$5,500

(a) consists of depreciation, primarily on property and equipment as well as amortization of intangibles.

(b) consists primarily of interest expense associated with outstanding debt.

Accuray Incorporated

Forward-Looking Guidance

Reconciliation of Projected Net Income to Projected Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA)

(in thousands)

(Unaudited)

	Twelve Months Ending June 30, 2022
	From	To
GAAP net income	$4,900	$6,600
Depreciation and amortization (a)	6,500	6,500
Stock-based compensation	10,900	10,900
Interest expense, net (b)	8,300	8,300
Provision for income taxes	2,400	2,700
Adjusted EBITDA	$33,000	$35,000

(a) consists of depreciation, primarily on property and equipment as well as amortization of intangibles.

(b) consists primarily of interest expense associated with outstanding debt.